FEDERATED INCOME TRUST
Institutional Shares
Institutional Service Shares
____________________________________________________________________________
Supplement to the Prospectus dated March 31, 2003



I. Under the section entitled "Who Manages the Fund?" please delete the biography of Robert E. Cauley in its entirety.











Federated Securities Corp., Distributor

Cusip 314199100

Cusip 314199209

29652 (12/03)

                                               December 22, 2003